Exhibit 10.2

AMENDMENT NO. 10 TO CREDIT AGREEMENT

This AMENDMENT NO. 10 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 18, 2015 (the “Amendment No. 10 Effective Date”), among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas professional limited liability company, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership, USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC, a Texas limited liability company, LITHO GP, LLC, a Texas limited liability company, METRO I STONE MANAGEMENT, LTD., a Texas limited partnership, USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional limited liability company, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and SOUTHWEST BANK, a Texas state bank, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of February 25, 2014, as further amended by that certain Waiver and Amendment No. 4 to Credit Agreement dated as of April 14, 2014, as further amended by that certain Amendment No. 5 to Credit Agreement dated as of September 23, 2014, as further amended by that certain Amendment No. 6 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of December 22, 2014, as further amended by that certain Amendment No. 7 to Credit Agreement, dated as of March 13, 2015, as further amended by that certain Amendment No. 8 to Credit Agreement dated as of April 29, 2015, as further amended by that certain Amendment No. 9 to Credit Agreement and Amendment No. 2 to Guarantee and Collateral Agreement dated as of August 11, 2015 (as so amended, the “Credit Agreement”).

(2) The Borrowers have requested that the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 10 Effective Date, hereby amended as follows:

(a) The following definitions of “New Arlington Credit Facility”, “Special Capital Contribution”, “Special Distribution”, “USMD Arlington” and “USMD Arlington Partnership Agreement” are hereby added to Section 1.01 of the Credit Agreement in their correct alphabetical locations:

“New USMD Arlington Credit Facility” means a new credit facility that is proposed to be provided by JPMorgan Chase Bank, N.A. and one or more other lenders to USMD Arlington in the principal amount of $15,000,000, the net proceeds of which will be used to fund a one-time special cash distribution in the amount of at least $14,000,000 by USMD Arlington to Mat-Rx Development, L.L.C (the “Special Distribution”).

“Special Capital Contribution” has the meaning specified in the USMD Arlington Partnership Agreement as in effect on the date hereof.

“Special Distribution” has the meaning specified in the definition of “New Arlington Credit Facility”.

“USMD Arlington” means USMD Hospital at Arlington. L.P., a Texas limited partnership.

“USMD Arlington Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of USMD Arlington, dated as of September 18, 2015.

(b) The definition of “Consolidated Total Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Total Indebtedness” means, at any date, all Indebtedness of the Borrowers at such date of the types referred to in clauses (a) through (f), (i) and (j) of the definition of “Indebtedness” contained herein, determined on a consolidated basis in accordance with GAAP.

(c) The definition of “EBITDA” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA” means, for any period, Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Net Income for such period, the sum of (a) tax expense, (b) Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges, (g) all Retention that has accrued and not been paid and (h) all accrued and unpaid executive compensation under the Deferred Executive Compensation Plan, minus, to the extent included in the statement of such Net Income for such period, the sum of (x) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, gains on the sales of assets outside of the ordinary course of business), and (y) any other non-cash income, all as determined on a consolidated basis, and minus (i) all Retention Payments paid in cash during such period, (ii) all cash payments that have been made pursuant to the Deferred Executive Compensation Plan during such period, and (iii) the amount of all Special Capital Contributions made by Mat-Rx Development, L.L.C. to USMD Arlington pursuant to the USMD Arlington Partnership Agreement during such period.”

(d) The definition of “Fixed Charges” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charges” means for any period, (A) the sum (without duplication) of (a) Interest Expense for such period, (b) scheduled payments during such period on account of principal of Indebtedness (other than Subordinated Debt) of the Borrowers or any of them (including scheduled principal payments in respect of the Term Loans, but excluding (i) any scheduled payment of principal in respect of Indebtedness of any CTC Entities, Hospital Entities, or Lithotripsy Entities, unless such payment is made by a Borrower, and (ii) the payment or prepayment of the Tranche C Term Loans required by Section 5 of the Amendment No. 4), and (c) scheduled payments during such period on account of principal of Subordinated Debt that are paid in cash, minus (B) any payments of principal and interest paid by the Borrower with respect to Indebtedness referred to in Section 6.02(k).

(e) The definition of “Senior Leverage Ratio” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Senior Leverage Ratio” means, as at the last day of any period, the ratio of (a) Consolidated Senior Indebtedness (minus (i) the principal amount of the Tranche A Term Loans that are fully Cash Collateralized on such day, and (ii) the Indebtedness referred to in Section 6.02(k) on such day) to (b) EBITDA for such period.”

(f) The first sentence of Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrowers from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any borrowing of a Revolving Loan, (i) the Aggregate Outstanding Revolving Credit shall not exceed an amount equal to the Total Revolving Commitments then in effect, and (ii) the Senior. Leverage Ratio, determined as of the Borrowing Date for such Revolving Loan, for the 12 calendar month period ending immediately before such date, shall not exceed 1.00 to 1.00.”

(g) The second sentence of Section 2.05 of the Credit Agreement is hereby deleted. The first sentence of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrowers may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day, provided that the Borrower Representative shall give the Administrative Agent irrevocable notice in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, (a) three (3) Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one (1) Business Day prior to the requested Borrowing Date, in the case of CBFR Loans), specifying (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date, and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor, and accompanied by computations in form and detail satisfactory to the Administrative Agent demonstrating compliance with the proviso in the first sentence of Section 2.04(a) of this Agreement.”

(h) The following paragraph (e) is hereby added to Section 2.09 of the Credit Agreement:

“(e) If on any date, the Senior Leverage Ratio, determined as of such date for the 12 calendar month period ending immediately before such date exceeds 1.00 to 1.00, the Borrower shall immediately prepay any outstanding Revolving Loans by an amount sufficient to cause compliance with the foregoing ratio.”

(i) Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.14. Collateral Account. The Borrowers shall cause (a) at all times after the August 11, 2015, the Tranche A Term Loans to be Cash Collateralized with Cash Collateral in an amount not less than 50% of the outstanding principal amount of the outstanding Tranche A Term Loans, and (b) at all times after on and after September 25, 2015, all of the outstanding Tranche A Term Loans to be fully Cash Collateralized.”

(j) Paragraph (a) in Section 6.01 of the Credit Agreement is hereby amended by adding the following to the end of such paragraph:

“; provided that the Fixed Charge Coverage Ratio will not be tested at the end of any Fiscal Quarter occurring on or after September 30, 2016, if (i) on and as of the last day of such Fiscal Quarter all of the outstanding Tranche A Term Loans were fully Cash Collateralized, and (ii) no Revolving Loans were outstanding at any time during such Fiscal Quarter.”

(k) Paragraph (c) in Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows;

“(c) Capital Expenditures. Permit the aggregate Capital Expenditures of the Borrowers and their Subsidiaries during any Fiscal Year to exceed $6,000,000.”

(l) Paragraph (d) in Section 6.01 of the Credit Agreement is hereby amended by adding the following to the end of such paragraph:

“; provided that the Senior Leverage Ratio will not be tested at the end of any Fiscal Quarter occurring on or after September 30, 2015, if (i) on and as of the last day of such Fiscal Quarter all of the outstanding Tranche A Term Loans were fully Cash Collateralized, and (ii) no Revolving Loans were outstanding at any time during such Fiscal Quarter.”

(m) Paragraph (i) of Section 6.02 of the Credit Agreement is hereby amended by replacing the period at the end of such paragraph with “; and the following paragraphs (j) and (k) are hereby added to Section 6.02 of the Credit Agreement:

“(j) Mat-Rx Development, L.L.C. may guarantee the payment of not more than its pro rata share (subject to adjustment) of the principal of and interest of the loans outstanding under the Amended and Restated Credit Agreement, dated as of September 18, 2015, among USMD Arlington, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for such lenders; and

“(k) Indebtedness of Mat-Rx Development, L.L.C. under the USMD Arlington Partnership Agreement with respect to the repayment of the New Arlington Credit Facility.”

(n) Paragraph (j) of Section 6.03 of the Credit Agreement is hereby amended by replacing the period at the end of such paragraph with “; and”, and the following paragraph (k) is hereby added to Section 6.03 of the Credit Agreement:

“(k) Liens on the limited partnership interest of Mat-Rx Development, L.L.C. pursuant to Section 4.03(b) of the USMD Arlington Partnership Agreement.”

(o) The following sentence is hereby added to the end of Section 6.08:

“Notwithstanding anything to the contrary contained in this Section 6.08, on and after September 18, 2015, if a Default or Event of Default has occurred and is continuing, none of the Borrowers will make in cash any Special Capital Contributions or other contributions in cash to the capital of USMD Arlington, in each case without the prior written consent of the Administrative Agent.”

(p) The following Sections 6.19 and 6.20 are hereby added to Article VI of the Credit Agreement:

“Section 6.19. Dilution. Permit the limited partnership interest of Mat-Rx Development, L.L.C. in USMD Arlington, as in effect on the date hereof, to be reduced by more than 22.50%.

Section 6.20. Amendment of USMD Arlington Organizational Documents. Approve, authorize or consent to any amendment, supplement or other modification of any of the Organizational Documents of USMD Arlington that would be adverse to the interests of the Administrative Agent or any of the Lenders.”

(q) Exhibit B (Form of Compliance Certificate) of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

(r) Exhibit N (Form of Notice of Borrowing) of the Credit Agreement is hereby amended and restated in the form of Annex B hereto.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before the Amendment No. 10 Effective Date:

(a) Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Lenders and all of the Borrowers.

(b) Officers’ Certificate. The Administrative Agent shall have received a certificate of the Borrower Representative, on behalf of each Borrower, certifying (i) that resolutions of the board of directors, board of managers or other appropriate governing body of each Borrower, previously certified and delivered to the Administrative Agent, authorize the execution, delivery and performance by such Borrower of this Amendment and each of the other documents required to be executed by such Borrower hereunder and such resolutions are in full force and effect and have not been amended or modified, (ii) the officers of each Borrower (A) who are authorized to sign this Amendment and the other documents required hereby and to which such Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment, the Credit Agreement and the other Loan Documents, (iii) specimen signatures of such authorized officers, and (iv) that the Organizational Documents of each Borrower most recently certified and delivered to the Administrative Agent, are in full force effect and have not been amended or modified. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower Representative.

(c) Fees and Expenses. The Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent).

(d) Other Documents. The Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent may reasonably request.

SECTION 4. Post Closing. On or before September 25, 2015, USMD Inc. shall execute and deliver to the Administrative Agent an Intellectual Property Security Agreement, substantially in the form of Annex C hereto.

SECTION 5. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence; etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by such Borrower hereunder have been duly authorized by all necessary organizational action and do not and will not (i) contravene or violate any of the Organizational Documents of such Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting such Borrower or any of its assets, (iv) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment constitutes a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. The Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect any such security interests and liens or the perfection or priority thereof.

(f) No Default. No Default or Event of Default has occurred and is continuing.

(g) Representations and Warranties. The representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

SECTION 6. RELEASE; COVENANT NOT TO SUE; ACKNOWLEDGMENT. (a) EACH BORROWER (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY AND ALL RELATED PARTIES OF ANY OF THE FOREGOING (EACH A “RELEASED PARTY”), FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH OR AS A RESULT OF ANY OF THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH EACH RELEASING PARTY HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY RELEASED PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN. IT IS THE INTENTION OF EACH RELEASING PARTY IN PROVIDING THIS RELEASE THAT THE SAME SHALL BE EFFECTIVE AS A BAR TO EACH AND EVERY CLAIM, DEMAND AND CAUSE OF ACTION SPECIFIED. EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION AND AGREE THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

(b) EACH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM, DEMAND OR CAUSE OF ACTION RELEASED, REMISED AND DISCHARGED BY SUCH RELEASING PARTY PURSUANT TO THE ABOVE RELEASE. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, SUCH RELEASING PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

(c) EACH RELEASING PARTY HEREBY ACKNOWLEDGES ITS STATUS AS A BORROWER AND AFFIRMS ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND EACH RELEASING PARTY REPRESENTS AND WARRANTS THAT THERE ARE NO LIABILITIES, CLAIMS, SUITS, DEBTS, LIENS, LOSSES, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES OR COSTS, OR EXPENSES OF ANY KIND, CHARACTER OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH SUCH RELEASING PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTY ARISING UNDER, IN CONNECTION WITH, AND/OR WITH RESPECT TO THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND EACH RELEASING PARTY FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST ANY OF THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY HEREBY EXPRESSLY WAIVES.

SECTION 7. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended or modified above, the Credit Agreement, and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document in all respects and for all purposes.

SECTION 8. Further Assurances. Each Borrower agrees that it shall, at such Borrower’s expense and upon the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further documents and do and cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Amendment and each of the other Loan Documents.

SECTION 9. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 10. Binding Agreement; Assignment. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Acknowledgment. Each Borrower hereby acknowledges that it has been advised by counsel in the negotiation, preparation, execution and delivery of this Amendment.

SECTION 13. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 14. Time of the Essence. Time is of the essence of this Amendment and the other Loan Documents.

SECTION 15. Survival. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any closing will affect such representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

SECTION 16. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 17. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT: SOUTHWEST BANK, a Texas state bank, as Administrative Agent

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

LENDER: SOUTHWEST BANK, a Texas state bank, as the sole Lender

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

BORROWERS: USMD HOLDINGS, INC.

By:
Name:
Title:

IMPEL MANAGEMENT SERVICES, L.L.C. By: USMD Holdings, Inc., its sole member

By:
Name:
Title:

IMPEL CONSULTING EXPERTS, L.L.C. By: Impel Management Services, L.L.C., its sole member By: USMD Holdings, Inc., its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

USMD INC.

By:
Name:
Title:

MAT-RX DEVELOPMENT, L.L.C. By: USMD Inc., its sole member

By:
Name:
Title:

MAT-RX FORT WORTH GP, L.L.C. By: MAT-RX DEVELOPMENT, L.L.C., its sole member By: USMD Inc., its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.
By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:
Name:
Title:

USGP, LLC By: USMD Inc., its sole member

By:
Name:
Title:

US LITHOTRIPSY, L.P. By: USGP, LLC, its general partner By: USMD Inc., its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

LITHO GP, LLC By: US Lithotripsy, L.P., its sole member By: USGP, LLC, its general partner By: USMD Inc., its sole member

By:
Name:
Title:

METRO I STONE MANAGEMENT, LTD. By: Litho GP, LLC, its general partner By: US Lithotripsy, L.P., its sole member By: USGP, LLC, its general partner By: USMD Inc., its sole member

By:
Name:
Title:

USMD ADMINISTRATIVE SERVICES, L.L.C. By: USMD Inc., its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC By: USMD Inc., its sole member

By:
Name:
Title:

USMD PPM, LLC By: USMD Inc., its sole member

By:
Name:
Title:

USMD CANCER TREATMENT CENTERS, L.L.C. By: USMD Inc., its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C. By: USMD Cancer Treatment Centers, L.L.C., its sole member By: USMD Inc., its sole member

By:
Name:
Title:

USMD AFFILIATED SERVICES

By:
Name:
Title:

MEDICAL CLINIC OF NORTH TEXAS PLLC By: USMD Affiliated Services, its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C. By: USMD Affiliated Services, its sole member

By:
Name:
Title:

USMD CTC (MO), LLC, a Missouri limited liability company By: USMD Cancer Treatment Centers, L.L.C., its sole member By: USMD Inc., its sole member

By:
Name:
Title:

Signature Page Amendment No. 10 to Credit Agreement

ANNEX A

FORM OF COMPLIANCE CERTIFICATE

To:	Southwest Bank,

as Administrative Agent,

and the Lenders Parties to the

Credit Agreement Referred to Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of August 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among USMD Holdings, Inc., a Delaware corporation, the other Borrowers party thereto, the Lenders party thereto and Southwest Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

The undersigned hereby certifies, on its behalf and on behalf of the Borrowers, that:

1. I am the duly elected                      of the Borrower Representative.

2. I have reviewed and am familiar with the contents of this Certificate.

3. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or have caused to be made under my supervision, a detailed review of the transactions and condition of each Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 that are delivered on the date hereof pursuant to Section 5.01 of the Credit Agreement (the “Financial Statements”). [Except as set forth below], [s]uch review did not disclose, and I have no knowledge of (i) the existence of any condition or event that constitutes a Default or Event of Default during or at the end of the accounting period covered by the Financial Statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 4.01(b) of the Credit Agreement. To the best of my knowledge, each Borrower during the period covered by the Financial Statements has observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Credit Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it.

5. Attached hereto as Attachment 2 are the financial data and computations showing (in reasonable detail) compliance by the Borrowers with the covenants set forth in Sections 6.01, 6.02(c), 6.02(e), 6.02(f), 6.02(h), 6.02(i), 6.02(j), 6.05(e), 6.06(b), 6.06(c)(i), 6.08(h), and 6.08(j) of the Credit Agreement, all of which financial data and computations are true, complete and correct.

6. Attached hereto as Attachment 3 is (i) a description of any change in the jurisdiction of organization or the name of any Borrower, (ii) a list of all Intellectual Property acquired by any Borrower, (iii) a list of all real property (including material leasehold interests) acquired by any Borrower, and (iv) a description of each Person that has become a Wholly Owned Subsidiary of Holdings, in each case since the most recent Compliance Certificate was delivered (or in the case of the first Compliance Certificate so delivered, since the Closing Date).

Annex A-1 Amendment No. 10 to Credit Agreement

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action that the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Attachment 2 and the Financial Statements delivered with this Certificate in support hereof, are made and delivered this      day of                     , 201  .

USMD HOLDINGS, INC., as Borrower Representative

By:
Name:
Title:

Annex A-2 Amendment No. 10 to Credit Agreement

Attachment 1

to Compliance Certificate

Financial Statements

Annex A-3 Amendment No. 10 to Credit Agreement

Attachment 2

to Compliance Certificate

For the Calendar Month/Fiscal Year ended                     ,                      (“Statement Date”)

Compliance with

Provisions of Section 6.01(a) of the Credit Agreement1

I. Minimum Fixed Charge Coverage Ratio.

A. EBITDA:

Net Income for the twelve-month period ending on the Statement Date (the “Subject Period”)		$[ ]

Plus	(without duplication and to the extent reflected as a charge in the statement of such Net Income for the Subject Period):

	Tax expense	$[ ]

	Interest Expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans)	$[ ]

	Depreciation and amortization expense	$[ ]

	Amortization of intangibles (including, but not limited to, goodwill)	$[ ]

	Any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business)	$[ ]

	Any other non-cash charges	$[ ]

	Retention that has accrued and not been paid	$[ ]

	Accrued and unpaid executive compensation under the Deferred Executive Compensation Plan	$[ ]

[1]	To be determined as of the end of each Fiscal Quarter and each Fiscal Year.

Annex A-4 Amendment No. 10 to Credit Agreement

Minus	(to the extent included in the statement of such Net Income for the Subject Period):

	Any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for the Subject Period, gains on the sales of assets outside of the ordinary course of business)	$[ ]

Minus:

	Any other non-cash income	$[ ]

	All Retention Payments paid in cash	$[ ]

	All cash payments made pursuant to the Deferred Executive Compensation Plan	$[ ]

	The amount of all Special Capital Contributions made by Mat-Rx Development, L.L.C. to USMD Arlington pursuant to the USMD Arlington Partnership Agreement during the Subject Period	$[ ]

EBITDA for Subject Period		$[ ]

B. Fixed Charges:

Sum of (without duplication):

Interest Expense for the Subject Period	$[ ]

Scheduled payments during the Subject Period on account of principal of Indebtedness (other than Subordinated Debt) of the Borrowers or any of them (including scheduled principal payments in respect of the Term Loans, but excluding (i) any scheduled payment of principal in respect of Indebtedness of the CTC Entities, the Hospital Entities, or the Lithotripsy Entities, unless such payment is made by a Borrower, and (ii) the payment or prepayment of the Tranche C Term Loans required by Section 5 of the Amendment No. 4), minus any payments of principal and interest paid by the Borrower with respect to Indebtedness referred to in Section 6.02(k) of the Credit Agreement.	$[ ]

Scheduled payments during the Subject Period on account of principal of Subordinated Debt that are paid in cash	$[ ]

Annex A-5 Amendment No. 10 to Credit Agreement

Fixed Charges for the Subject Period	$[ ]

C. Fixed Charge Coverage Ratio:

1.	All cash dividends and cash distributions, and all redemptions and repurchases of Equity Interests in cash, by any Borrower during the Subject Period (other than (x) dividends or distributions made to a Borrower and (y) the Deferred Comp Change of Control Payments)	$[ ]

2.	All cash taxes paid by the Borrowers during the Subject Period	$[ ]

3.	Aggregate amount actually paid by the Borrowers during the Subject Period on account of Capital Expenditures (excluding (i) the principal amount of Indebtedness (other than the Loans) incurred in connection with such expenditures but including payments of principal in respect of any such Indebtedness, (ii) any such expenditures financed with the proceeds of any Reinvestment Deferred Amount, and (iii) the aggregate amount of Capital Expenditures financed with proceeds of any Revolving Loans, up to a maximum aggregate amount of $1,500,000 in any Fiscal Year starting with Fiscal Year 2015)	$[ ]

4.	Line C.1 plus Line C.2 plus Line C.3	$[ ]

5.	EBITDA minus Line C.4	$[ ]

6.	Fixed Charges	$[ ]

7.	Fixed Charge Coverage Ratio (Line C.5 to C.6)	[ : ]

8.	Fixed Charge Coverage Ratio must be greater than or equal to	: 1.00

9.	The Borrowers are in compliance (circle yes or no)	yes/no

Annex A-6 Amendment No. 10 to Credit Agreement

Compliance with

Provisions of Section 6.01(c) of the Credit Agreement2

II. Capital Expenditures.

1. Capital Expenditures of the Borrowers for the Fiscal Year ending December 31, 20___	$[__________]

2. Capital Expenditures must not exceed	$6,000,000 during any Fiscal Year

3. The Borrowers are in compliance (circle yes or no)	yes/no

[2]	To be determined as of the end of each Fiscal Year.

Annex A-7 Amendment No. 10 to Credit Agreement

Compliance with

Provisions of Section 6.01(d) of the Credit Agreement3

III. Maximum Senior Leverage Ratio.

A. Consolidated Total Indebtedness at Statement Date	$	[__________	]

B. Outstanding principal of Subordinated Debt at Statement Date	$	[__________	]

C. Outstanding principal of Convertible Notes at Statement Date	$	[__________	]

D. Outstanding principal amount of Tranche A Term Loans fully Cash Collateralized	$	[__________	]

E. Outstanding principal amount of New USMD Arlington Credit Facility	$	[__________	]

F. Consolidated Senior Indebtedness (Line III.A minus the sum of Lines III.B, III.C and III.D and III.E)	$	[__________	]

G. EBITDA for the Subject Period (from I.A of this Attachment 2)	$	[__________	]

H. Senior Leverage Ratio (ratio of Line III.F to Line III.G)		____ : 1.00

I. Senior Leverage Ratio must be less than or equal to		1.00 : 1.00

J. The Borrowers are in compliance (circle yes or no)		yes/no

[3]	To be determined as of the end of each Fiscal Quarter and each Fiscal Year.

Annex A-8 Amendment No. 10 to Credit Agreement

Compliance with provisions of Sections 6.02(c), 6.02(e), 6.02(f),

6.02(h), 6.02(i), 6.02(j), 6.05(e), 6.06(b), 6.06(c)(i), 6.08(h), and 6.08(j) of the Credit

Agreement4

1. Section 6.02(c)

A.     Guarantee Obligations incurred by the Borrowers (i) in respect of any Indebtedness of any of the Borrowers otherwise permitted by this Section 6.02, (ii) with respect to all of the Lithotripsy Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Lithotripsy Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $115,495), (ii) with respect to the CTC Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $1,086,715), and (iii) with respect to the Hospital Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $3,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed the portion of the Indebtedness guaranteed by Hospital Entities under Schedule 6.02(d), paragraphs 1 and 2)

$[__________]

B. Lithotripsy Entities	$[__________]

C. Hospital Entities	$[__________]

D. CTC Entities	$[__________]

[4]	To be determined as of the end of each calendar month (except for Section 6.05(e)).

Annex A-9 Amendment No. 10 to Credit Agreement

E. The Borrowers are in compliance (circle yes or no)	yes/no

2. Section 6.02(e)

A.     Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.03(g) in an aggregate principal amount not to exceed $3,000,000 at any one time outstanding

$[__________]

B. The Borrowers are in compliance (circle yes or no)	yes/no

3. Section 6.02(f) A. Permitted Subordinated Debt	$[__________]

B. The Borrowers are in compliance (circle yes or no)	yes/no

4. Section 6.02(h)

A. Additional unsecured Indebtedness of the Borrowers in an aggregate principal amount not to exceed $500,000	$[__________]

B. The Borrowers are in compliance (circle yes or no)	yes/no

5. Section 6.02(i)

A.     Guarantee Obligations and/or obligations as a co-obligor with respect to Indebtedness incurred by physicians in the ordinary course of business in connection with the commencement of their employment with a Borrower or any Affiliate of a Borrower, provided that such Guarantee Obligations shall not exceed $3,000,000 in the aggregate at any time outstanding

$[__________]

B. The Borrowers are in compliance (circle yes or no)	yes/no

6. Section 6.02(j)

A.     Mat-Rx Development, L.L.C. may guarantee the payment of not more than its pro rata share (subject to adjustment) of the principal of and interest the loans outstanding under the Amended and Restated Credit Agreement, dated as of September 18, 2015, among USMD Arlington, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for such lenders

$[__________]

B. The Borrowers are in compliance (circle yes or no)	yes/no

7. Section 6.05(e)

Annex A-10 Amendment No. 10 to Credit Agreement

A.     Disposition of other property (other than Equity Interests) having a fair market value not to exceed $500,000 in the aggregate for any Fiscal Year, provided that MX Centros de Cancer, de R.L., de C.V., Willowbrook Cancer Treatment Center, LLC, and Millennium Lithotripsy, LP may be dissolved

$[__________][5]

B. The Borrowers are in compliance (circle yes or no)	yes/no

8. Section 6.06(b)

A.     Restricted Payments by the Borrowers to Holdings to permit Holdings to purchase Holdings’ common stock or common stock options from present or former officers or employees of any Borrower upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this clause after the Closing Date (net of any proceeds received by Holdings after the Closing Date in connection with resales of any common stock or common stock options so purchased) shall not exceed $250,000

$[__________]

B. The Borrowers are in compliance (circle yes or no)	yes/no

9. Section 6.06(c)(i)

A. Scheduled payments of principal and interest on Subordinated Debt to Dr. House and Dr. Thompson (and their permitted successors and assigns) made during the Subject Period	$[__________]

B. Scheduled payments of principal and interest on the Convertible Notes made during the Subject Period	$[__________]

C. The Borrowers are in compliance (circle yes or no)	yes/no

10. Section 6.08(h)

A.     Investments after the Closing Date by the Borrowers in Subsidiaries that are not Wholly Owned Subsidiaries, provided that the aggregate amount (valued at cost) of such Investments made after the Closing Date shall not exceed $1,000,000 per Fiscal Year

$[__________][6]

B. The Borrowers are in compliance (circle yes or no)	yes/no

11. Section 6.08(j)

[5]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended.
[6]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.

Annex A-11 Amendment No. 10 to Credit Agreement

A.     The total cash and non-cash consideration for Acquisitions pursuant to Section 6.08(j) shall not exceed during any Fiscal Year (1) in the case of cash consideration, $1,000,000, and (2) in the case of non-cash consideration, $5,000,000; provided that the non-cash consideration paid by or on behalf of any Borrower in connection with any Acquisition shall be limited to Equity Interests in Holdings

B. Total cash consideration	$[__________][7]

C. Total non-cash consideration	$[__________][8]

D. The Borrowers are in compliance (circle yes or no)	yes/no

[7]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.
[8]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.

Annex A-12 Amendment No. 10 to Credit Agreement

Attachment 3

to Compliance Certificate

Description of Change in

Jurisdiction of Organization, Name, any Intellectual Property Acquired, Etc.

Annex A-13 Amendment No. 10 to Credit Agreement

ANNEX B

FORM OF NOTICE OF BORROWING

EXHIBIT F

NOTICE OF BORROWING

                    , 201

Southwest Bank, as Administrative Agent

3641 Matlock Road

Arlington, Texas 76015

Attention:  Josh Burleson

Ladies and Gentlemen:

The undersigned, USMD Holdings, Inc., a Delaware corporation (“Holdings” or the “Borrower Representative”), refers to the Credit Agreement dated as of August 31, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Holdings, the other Borrowers party thereto, the Lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A. (predecessor in interest to Southwest Bank), as Administrative Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower Representative on behalf of Borrowers, hereby gives you irrevocable notice pursuant to Section 2.05 of the Credit Agreement that it hereby requests a Revolving Loan under the Credit Agreement (the “Requested Loan”), and in that connection sets forth below the information relating to such Requested Loan as required by Section 2.05 of the Credit Agreement:

(3) The Borrowing Date of the Requested Loan is                     .

(4) The aggregate principal amount of the Requested Loan is $            .

(5) The Type[s] of Loans comprising the Requested Loan will be [Eurodollar] [CBFR] Loans.

(6) [The initial Interest Period for each Eurodollar Loan made as a part of the Requested Loan is              month(s).]

Annex B-1 Amendment No. 10 to Credit Agreement

The Borrower Representative, on behalf of Borrowers, hereby represents and warrants that (a) the conditions precedent specified in paragraphs (a) and (b) of Section 3.02 of the Credit Agreement are satisfied, and (b) after giving effect to the Requested Loan, the Borrower will be in compliance with the proviso in the first sentence of Section 2.04(a) of the Credit Agreement.

Delivery of an executed counterpart of this Notice of Borrowing by facsimile or pdf email will be effective as delivery of an original executed counterpart of this Notice of Borrowing.

Very truly yours, USMD HOLDINGS, INC., as Borrower’s Representative

By:
Name:
Title:

Annex B-2 Amendment No. 10 to Credit Agreement

ANNEX C

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of September [_], 2015, is made by the Person listed on the signature page hereof (the “Grantor”) in favor of Southwest Bank, as administrative agent and successor to JPMorgan Chase Bank, N.A. in such capacity (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, USMD Holdings, Inc., a Delaware corporation, and the other Borrowers party thereto have entered into a Credit Agreement dated as of August 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, as a condition precedent to the making of the Loans by the Lenders under the Credit Agreement, each Borrower executed and delivered in favor of Agent that certain Guarantee and Collateral Agreement dated August 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”).

WHEREAS, under the terms of the Guarantee and Collateral Agreement, the Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, among other property, all Intellectual Property of the Grantor, and has agreed to execute this IP Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office and other Governmental Authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1. Grant of Security. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the Grantor’s right, title and interest in and to the following (the “Collateral”):

(a) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(b) the trademark and service mark registrations and applications set forth in Schedule B hereto, together with the goodwill symbolized thereby (the “Trademarks”);

(c) all copyrights, whether registered or unregistered, now owned or hereafter acquired by the Grantor, including, without limitation, the copyright registrations and applications and copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(d) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto;

Annex C-1 Amendment No. 10 to Credit Agreement

(e) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(f) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Supplement to Guarantee and Collateral Agreement. Schedule 6 to the Guarantee and Collateral Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Collateral described in Section 1 above.

SECTION 3. Security for Obligations. The grant of a security interest in, the Collateral by the Grantor under this IP Security Agreement secures the prompt and complete payment and performance when due of the Secured Obligations, whether direct or indirect, now existing or hereafter arising, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, guarantee obligations, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable Governmental Authority record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this IP Security Agreement by electronic transmission (including telecopy, pdf or email) shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[Signature Pages Follow]

Annex C-2 Amendment No. 10 to Credit Agreement

USMD INC.

By:
Name:
Title:
Address for Notices: USMD, Inc. 6333 North State Highway 161, Suite 200 Irving, Texas 75038 Attention: General Counsel

Annex C-3 Amendment No. 10 to Credit Agreement

Schedule A

PATENTS

None

Annex C-4 Amendment No. 10 to Credit Agreement

Schedule B

TRADEMARKS

Owner	Trademark	Serial No.	Country	Filing Date

USMD Inc.	USMD HEALTH SYSTEM	86420448	USA	October 10, 2014

Owner	Trademark	Serial No.	Registration No.	Registration Date	Country	Filing Date

USMD Inc.	USMD CARETODAY	86420804	4747596	June 2, 2015	USA	October 10, 2014

Annex C-5 Amendment No. 10 to Credit Agreement

Schedule C

COPYRIGHTS

None

Annex C-6 Amendment No. 10 to Credit Agreement